DREYFUS AGGRESSIVE VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    One of my more pleasant duties as portfolio manager of the Dreyfus Aggressive Value Fund, a portfolio of the Dreyfus Growth & Value Funds, Inc., is writing this letter to the shareholders. This report covers the semi-annual reporting period ended February 28, 1997 during which the Fund's total return was 20.73%,* compared to 22.52% for the Standard and Poor's 500 Composite Stock Price Index** and 20.29% for the Standard & Poor's Barra
Value Index.*** The performance of these major indexes proved to be extremely difficult to beat during this period given the stock market's overwhelming focus on the largest companies. Indeed, many of the largest multinational companies have prospered, but economic strength also is benefiting other companies, and one of our goals in this Fund is to diversify economic exposure, not to concentrate it in just a narrow part of the economy. Regardless, the performance results of the Fund were better than the Standard & Poor's Barra Value Index, came close to the Standard & Poor's 500 Index, and outperformed the vast majority of mutual funds in the Lipper Capital Appreciation Funds Category. We are generally pleased with these results, especially since the Fund does not attempt to replicate these indexes and, therefore, has a different and, we believe, ultimately lower risk profile. ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly. A key economic risk now developing lies in a further increase of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consum er goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. Hence, real wages are rising, rewarding productivity in many cases. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
    Market interest rates have shifted higher recently. As of this writing, short-term rates are taking their cue from the Fed, expecting a tightening within a few months. Long-term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MARKET OVERVIEW
    The stock market activity encompassed by the six-month fiscal period under review was remarkable, by any standard. The Dow Jones Industrials began the period in early September in the 5700s, broke through 6000 by mid-October, churned around a bit in December, then resumed a steady rise, breaking the 7000-point barrier Valentine's week. But that was not the end of the story. In February, Federal Reserve Chairman Alan Greenspan returned to a theme he had initiated earlier - his worries about stock market excesses, which could bring about a need for raising interest rates. By the end of February, the market mood had changed. Investors were preoccupied with Greenspan's warnings, even though the Fed Chairman explained that the ongoing business expansion was moderate and did not appear to be inflationary.
    Nonetheless, a sell-off occurred during the last week of February, costing the Dow Jones Industrial Average 53.88 points for the week and sending the Standard & Poor's 500 down 10.95 points, the Nasdaq Composite
25.32 points and the Russell 2000 Index of small cap stocks 6.32 points. Even so, as February ended, the DJIA still held a gain of 1261.50 points for the preceding six months, the S&P 500 was up by 138.83 and Nasdaq by 167.60 Small caps, however, as measured by the Russell 2000, were showing an increase of only 66.41 points for the six-month period.
    As these varying results indicate, the market is a highly selective one, closely attuned to such factors as interest rates and corporate profits. In this climate, larger companies appeared to fare better than smaller ones, and "value" stocks - sought after for their low price valuations - stood up better than growth stocks.
    Stock market sell-offs, when they occurred, were, however, gratifyingly short-lived. It appeared that some fundamentals gave the market resilience. One such factor was the continued high demand for stocks, particularly from those putting money away for retirement. The Investment Company Institute, the trade association of the mutual fund industry, reported that in January, 1997, mutual funds took in $29.39 billion in new money from investors. This smashed all previous records.
    Another supportive factor is corporate profits. The Wall Street Journal calculated that, among the stocks in the Dow Jones Industry Groups, profits in the fourth quarter of 1996 were above security analysts' average estimates for 56% of the companies, below estimates for 27% and matched the estimates for 17% of companies analyzed.
    To judge by the market's performance, however, investors can quickly ignore the market's fundamental strengths, particularly when scared by a hint of higher interest rates, or by specific cases of disappointing profits. This latter factor has affected such market keystones as AT&T, but also shows up in recent valuations of some technology stocks, particularly the smaller capitalized ones.
    Thus, as the fiscal half-year ended, the mood of investors appeared to be hopeful, but very wary.
TEAM EFFORT
    Managing your investment assets is certainly a team effort. In our last shareholder's letter I described our research work and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is much broader, and this letter will review some of the other hard work involved on your behalf.
    The investment process starts with your decision to invest, and to invest wisely. For some individuals, this step is the most difficult. It probably always seems that one is too late to invest. We believe that one never is.
The next step is equally crucial: selection of asset classes. Deciding which asset classes are appropriate for your investments is often cited as the most important determinant of your investment return. This decision involves analysis of your needs for income and long-term gains, your tax status, your other assets, your tolerance for risk, and possibly a number of other factors unique to individual circumstances. Some investors are comfortable making these decisions themselves, while others need to and should rely on some type of expert advice. Once the asset decision is made, selection of the actual investments within each class is the next step. Traditionally, individual securities were purchased. Increasingly, investors are using mutual funds, which are professionally managed pools of investment assets. Once the investments are made, the process is not over. Investing should be a never-ending process of reevaluation.
    Your Dreyfus Aggressive Value Fund is managed in a disciplined manner. It is a stock fund, and you should realize that, by owning this Fund, you will always have stock market exposure. This Fund selects companies which have the opportunity for growth, traditionally labeled value stocks. All investment managers look for companies which are growing; a value manager looks for these growing companies, but is price-sensitive, and does not want to pay much for them. Further, your Fund can buy and sell stocks based on the level of interest rates, in a disciplined process designed to both protect your assets in a potentially negative stock market environment, and to allow market participation in a potentially positive stock market environment. Your Fund has established various buy and sell criteria which help maintain this disciplined process of managing the Fund. Both an extensive team of research analysts and proprietary computer models are employed in this process. Finally, the experience of your portfolio manager provides both the final determination about whether to buy or sell a security, and the overall structure of the portfolio of investments.
    Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. Both the experience of these traders and the portfolio manager's guidelines for each trade are part of this process. Additionally, the traders provide a flow of timely information to the analysts and portfolio manager.
    The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the daily value of the Fund is exact. Our legal staff verifies that all laws are complied with and that no conflicts of interest exist. Finally, our marketing team makes sure that our shareholders receive regular communication on the Fund and other pertinent information.
    Managing your assets is a team effort at The Dreyfus Corporation. PORTFOLIO FOCUS
    Investment results during this semi-annual period benefited from holdings such as Reebok International, Warnaco Group, Kimberly-Clark, Micron Technology, Intel, Applied Voice Technology, Tosco, Great Western Financial, Nationsbank, BankAmerica, McKesson, Allegiance, Lone Star Industries, Xerox, MagneTeck, Airborne Freight, and Telebras, A.D.R., the Brazilian telephone company. Relative performance results were penalized by holdings including General Motors, La Quinta Inns, Cabletron Systems, Amdahl, Mobil, Olin, PMI Group, General Signal, and Coastal.
    It is both an honor and a pleasure to be managing your investment assets.
                              Sincerely,
                          [Timothy M. Ghriskey signature logo]
                              Timothy M. Ghriskey
                              Portfolio Manager
March 19, 1997
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value
Index

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS                                                                          FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks-97.5%                                                                                 Shares              Value
                                                                                                    -------             ------
  Consumer Durables-5.2%             General Motors........                                          23,900       $  1,383,212
                                     Goodyear Tire & Rubber.................                         22,300          1,176,325
                                     Newell......................................                    35,200          1,306,800
                                                                                                                       -------
                                                                                                                     3,866,337
                                                                                                                       -------
  Consumer Non-Durables-9.4%         Cott..............                                             136,600          1,344,656
                                     General Cigar Holdings, Cl. A..........                         13,600            312,800
                                     Kimberly-Clark.........................                         13,800          1,462,800
                                     Philip Morris..........................                          9,900          1,337,737
                                     Reebok International...................                         24,200          1,131,350
                                     Warnaco Group, Cl. A...................                         45,700          1,456,688
                                                                                                                       -------
                                                                                                                     7,046,031
                                                                                                                       -------
  Consumer Services-1.9%             La Quinta Inns........                                          72,600          1,433,850
                                                                                                                       -------
  Electronic Technology-16.4%        Amdahl...........                            (a)               121,600          1,200,800
                                     Applied Voice Technology.............        (a)                38,500            640,062
                                     Cabletron Systems....................        (a)                47,000          1,410,000
                                     Compaq Computer......................        (a)                14,600          1,157,050
                                     Intel.......................................                     9,800          1,390,375
                                     International Business Machines........                          9,700          1,394,375
                                     Micron Technology......................                         34,300          1,286,250
                                     Newport News Shipbuilding..............                         74,900          1,160,950
                                     Seagate Technology...................        (a)                27,400          1,294,650
                                     Storage Technology...................        (a)                31,000          1,294,250
                                                                                                                       -------
                                                                                                                    12,228,762
                                                                                                                       -------
  Energy Minerals-7.2%               Exxon...................                                        13,800          1,378,275
                                     Mobil.......................................                    11,100          1,362,525
                                     Phillips Petroleum.....................                         33,000          1,365,375
                                     Tosco.......................................                    44,700          1,246,013
                                                                                                                       -------
                                                                                                                     5,352,188
                                                                                                                       -------
  Finance-12.6%                      Allstate.......................                                 20,000          1,267,500
                                     BankAmerica............................                         11,200          1,274,000
                                     Chase Manhattan........................                         13,300          1,331,663
                                     Federal Home Loan Mortgage.............                         38,800          1,154,300
                                     Great Western Financial................                         36,600          1,605,825
                                     NationsBank............................                         23,400          1,401,075
                                     PMI Group..............................                         25,100          1,374,225
                                                                                                                       -------
                                                                                                                     9,408,588
                                                                                                                       -------
  Health Services-4.0%               Allegiance..............                                        56,620          1,493,352
                                     McKesson...............................                         22,200          1,470,750
                                                                                                                       -------
                                                                                                                     2,964,102
                                                                                                                       -------
  Health Technology-2.8%             Forest Laboratories, Cl. A                    (a)               35,000          1,334,375
                                     INAMED.............................        (a,b)                   500              3,267
                                     Mallinckrodt...........................                         17,800            756,500
                                                                                                                       -------
                                                                                                                     2,094,142
                                                                                                                       -------

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                           Shares              Value
                                                                                                    -------             ------
  Industrial Services-1.8%           Cooper Cameron......                (a)                         20,700       $  1,355,850
                                                                                                                       -------
  Non-Energy Minerals-3.9%           Aluminum Company of America                                     19,500          1,389,375
                                     Lone Star Industries...................                         35,100          1,522,463
                                                                                                                       -------
                                                                                                                     2,911,838
                                                                                                                       -------
  Process Industries-8.0%            Ciba Specialty Chemicals (Rights)                               20,600          1,329,131
                                     Millennium Chemicals...................                         69,100          1,321,538
                                     Owens-Illinois.......................        (a)                56,500          1,363,063
                                     Premark International..................                         50,500          1,193,062
                                     Westpoint Stevens....................        (a)                22,000            759,000
                                                                                                                       -------
                                                                                                                     5,965,794
                                                                                                                       -------
  Producer Manufacturing-10.6%       General Signal..                                                31,200          1,361,100
                                     MagneTek.............................        (a)                81,400          1,353,275
                                     Masco.......................................                    40,000          1,405,000
                                     Olin........................................                    31,500          1,260,000
                                     Raychem................................                         14,000          1,191,750
                                     Xerox.......................................                    21,200          1,325,000
                                                                                                                       -------
                                                                                                                     7,896,125
                                                                                                                       -------
  Retail Trade-1.5%                  Pier 1 Imports.............                                     67,000          1,164,125
                                                                                                                       -------
  Transportation-3.5%                Airborne Freight.........                                       48,900          1,338,637
                                     Yellow......................................    (a)             83,600          1,306,250
                                                                                                                       -------
                                                                                                                     2,644,887
                                                                                                                       -------
  Utilities-8.7%                     Coastal.......................                                  27,700          1,260,350
                                     El Paso Natural Gas....................                         26,100          1,399,613
                                     Hong Kong Telecommunications, A.D.R....                         77,600          1,348,300
                                     Telecomunicacoes Brasileiras, A.D.R....                         14,100          1,367,700
                                     Tenaga Nasional........................                        243,000          1,165,538
                                                                                                                       -------
                                                                                                                     6,541,501
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $68,376,591)...................                                       $72,874,120
                                                                                                                       =======

Preferred Stocks-1.2%
  Energy Minerals                    Petroleo Brasileiro
                                       (cost $774,090)......................                          4,400      $     900,181
                                                                                                                       =======
                                                                                                   Principal
Convertible Bonds-.1%                                                                               Amount
                                                                                                    -------
  Health Technology                  INAMED
                                     11%, 3/31/1999
                                       (cost $100,000)....................        (b)         $     100,000      $     100,000
                                                                                                                       =======

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                  Principal
Short-Term Investments-2.2%                                                                         Amount             Value
                                                                                                    -------            -------
          U.S.Treasury Bills:        4.90%, 3/6/1997..........                                $     155,000      $     154,890
                                     4.89%, 3/13/1997.......................                        140,000            139,780
                                     4.97%, 4/10/1997.......................                        112,000            111,379
                                     4.96%, 5/22/1997.......................                        486,000            480,401
                                     5.06%, 5/29/1997.......................                        759,000            749,452
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $1,636,057)....................                                      $  1,635,902
                                                                                                                       =======
TOTAL INVESTMENTS (cost $70,886,738)........................................                         101.0%        $75,510,203
                                                                                                       ====            =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (1.0%)     $    (737,183)
                                                                                                       ====            =======
NET ASSETS..................................................................                         100.0%        $74,773,020
                                                                                                       ====            =======

Notes to Statement of Investments:
    (a)  Non-income producing.
    (b) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $103,267, represent approximately .1% of net assets:

                                               Acquisition        Purchase     Percentage of
Issuer                                            Date             Price         Net Assets           Valuation*
------                                       ------------      -----------     --------------   --------------------------
    INAMED, Common Stock...........            1/27/97             $6.8              0%         15% discount to market value
    INAMED Conv. Bond, 11%, 3/31/99            1/23/96             $100             .1%                  cost

* The valuation of these securities have been determined in good faith under the direction of the Board of Directors.















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   Cost              Value
                                                                                                 -------             ------
ASSETS:                          Investments in securities-See Statement of Investments      $70,886,738        $75,510,203
                                 Cash.......................................                                      1,102,537
                                 Receivable for shares of Common Stock subscribed                                   337,953
                                 Receivable for investment securities sold and
                                 forward currency exchange contracts                                                183,745
                                 Dividends and interest receivable..........                                         89,763
                                 Prepaid expenses...........................                                         24,740
                                                                                                                    -------
                                                                                                                 77,248,941
                                                                                                                    -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       34,149
                                 Due to Distributor.........................                                         12,536
                                 Payable for investment securities purchased                                      2,299,932
                                 Payable for shares of Common Stock redeemed                                         87,831
                                 Accrued expenses...........................                                         41,473
                                                                                                                    -------
                                                                                                                  2,475,921
                                                                                                                    -------
NET ASSETS..................................................................                                    $74,773,020
                                                                                                                    =======
REPRESENTED BY:                  Paid-in capital............................                                    $69,617,496
                                 Accumulated undistributed investment income-net                                     35,312
                                 Accumulated net realized gain (loss) on investments,
                                 foreign currency transactions and forward currency
                                 exchange contracts                                                                 496,783
                                 Accumulated net unrealized appreciation (depreciation) on
                                       investments and foreign currency transactions                              4,623,429
                                                                                                                    -------
NET ASSETS..................................................................                                    $74,773,020
                                                                                                                    =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      3,367,473
NET ASSET VALUE, offering and redemption price per share....................                                         $22.20
                                                                                                                    =======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $1,186 foreign taxes
                                     withheld at source)....................                    $   194,283
                                 Interest...................................                         57,531
                                                                                                     ------
                                       Total Income.........................                                       $   251,814
EXPENSES:                        Management fee-Note 3(a)...................                        109,491
                                 Shareholder servicing costs-Note 3(b)......                         58,128
                                 Registration fees..........................                         31,449
                                 Professional fees..........................                         10,489
                                 Custodian fees-Note 3(b)...................                          7,873
                                 Prospectus and shareholders' reports.......                          4,673
                                 Directors' fees and expenses-Note 3(c).....                          3,648
                                 Miscellaneous..............................                            895
                                                                                                     ------
                                       Total Expenses.......................                         226,646
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (43,528)
                                                                                                     ------
                                       Net Expenses.........................                                           183,118
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                            68,696
                                                                                                                        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $   799,216
                                 Net realized gain (loss) on forward currency
                                     exchange contracts
                                     Short transactions.....................                         35,300
                                                                                                     ------
                                       Net Realized Gain (Loss).............                                           834,516
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                         4,148,379
                                                                                                                        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         4,982,895
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $5,051,591
                                                                                                                        ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                             February 28, 1997     Year Ended
                                                                                                (Unaudited)      August 31, 1996*
                                                                                                 ----------          ---------
OPERATIONS:
    Investment income-net..................................................                  $       68,696     $       34,585
    Net realized gain (loss) on investments................................                         834,516          1,835,188
    Net unrealized appreciation (depreciation) on investments..............                       4,148,379            475,050
                                                                                                    -------            -------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       5,051,591          2,344,823
                                                                                                    -------            -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net..................................................                         (58,255)            (9,714)
    Net realized gain on investments.......................................                      (2,172,921)              ----
                                                                                                    -------            -------
      Total Dividends......................................................                      (2,231,176)            (9,714)
                                                                                                    -------            -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                      74,209,308         13,366,799
    Dividends reinvested...................................................                       2,079,421              9,197
    Cost of shares redeemed................................................                     (14,046,851)        (6,000,378)
                                                                                                    -------            -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                      62,241,878          7,375,618
                                                                                                    -------            -------
          Total Increase (Decrease) in Net Assets..........................                      65,062,293          9,710,727
NET ASSETS:
    Beginning of Period....................................................                       9,710,727             ----
                                                                                                    -------            -------
    End of Period..........................................................                     $74,773,020       $  9,710,727
                                                                                                    =======            =======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................                  $       35,312     $       24,871
                                                                                                    -------            -------
                                                                                                     Shares            Shares
                                                                                                    -------            -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                       3,441,279            795,837
    Shares issued for dividends reinvested.................................                          99,876                588
    Shares redeemed........................................................                        (657,374)          (312,733)
                                                                                                    -------            -------
      Net Increase (Decrease) in Shares Outstanding........................                       2,883,781            483,692
                                                                                                    =======            =======
*From September 29, 1995 (commencement of operations) to August 31, 1996.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Six Months Ended
                                                                                February 28, 1997       Year Ended
PER SHARE DATA:                                                                     (Unaudited)     August 31, 1996(1)
                                                                                     ----------         ---------
    Net asset value, beginning of period..............................                   $20.08            $12.50
                                                                                           ----              ----
    Investment Operations:
    Investment income-net.............................................                      .01              .09
    Net realized and unrealized gain (loss)
      on investments..................................................                     4.03              7.53
                                                                                           ----              ----
    Total from Investment Operations..................................                     4.04              7.62
                                                                                           ----              ----
    Distributions:
    Dividends from investment income-net..............................                     (.05)             (.04)
    Dividends from net realized gain on investments...................                    (1.87)                -
                                                                                           ----              ----
    Total Distributions...............................................                    (1.92)             (.04)
                                                                                           ----              ----
    Net asset value, end of period....................................                   $22.20            $20.08
                                                                                           ====              ====
TOTAL INVESTMENT RETURN(2)............................................                    20.73%            61.00%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(2)........................                      .62%             1.17%
    Ratio of net investment income
      to average net assets(2)........................................                      .23%              .55%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager(2)............................                      .15%              .63%
    Portfolio Turnover Rate(2)........................................                    59.19%           260.98%
    Average commission rate paid(3)...................................                   $.0480            $.0508
    Net Assets, end of period (000's Omitted).........................                  $74,773            $9,711
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Aggressive Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended February 28, 1997, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $43,528 for the period ended February 28, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1997, the Fund was charged an aggregate of $36,497 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,509 during the period ended February 28, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1997, $7,873 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective March 1, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
    (e) Brokerage Commissions: During the period ended February 28, 1997, the Fund incurred total brokerage commissions of $122,460 of which $27,378 was paid to Dreyfus Investment Services Corporation, an affiliate of Mellon.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1997, amounted to $77,723,008 and $18,269,035, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund
DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 1997, there were no open forward currency exchange contracts.
    (b) At February 28, 1997, accumulated net unrealized appreciation on investments was $4,623,465, consisting of $5,650,193 gross unrealized appreciation and $1,026,728 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS AGGRESSIVE VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            257SA972
[Dreyfus logo]
Registration Mark
Aggressive Value
Fund
Semi-Annual
Report
February 28, 1997